Principal Funds, Inc.
Supplement dated June 21, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

DIVIDENDS AND DISTRIBUTIONS
Delete the third and fourth bullet points under the first paragraph and replace with the following:

•The Diversified Real Asset and Small-Midcap Dividend Income Funds pay their net investment income quarterly in March, June, September, and December.
•The Blue Chip, Bond Market Index, Edge Midcap, Global Multi-Strategy, International Equity Index, International Small Company, Origin Emerging Markets, and Small-MidCap Growth Funds pay their net investment income annually in December.